Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
Income Taxes
The components of income tax expense (benefit) for 2011, 2010 and 2009 were as presented in the table below.

Income Tax Expense (Benefit)

(Dollars in millions)	2011	2010	2009
Current income tax expense (benefit)
U.S. federal	$(733)	$(666)	$(3,576)
U.S. state and local	393	158	555
Non-U.S.	613	815	735
Total current expense (benefit)	273	307	(2,286)
Deferred income tax expense (benefit)
U.S. federal	(2,673)	(287)	792
U.S. state and local	(584)	201	(620)
Non-U.S.	1,308	694	198
Total deferred expense (benefit)	(1,949)	608	370
Total income tax expense (benefit)	$(1,676)	$915	$(1,916)

Total income tax expense (benefit) does not reflect the deferred tax effects of unrealized gains and losses on AFS debt and marketable equity securities, foreign currency translation adjustments, derivatives and employee benefit plan adjustments that are included in accumulated OCI. As a result of these tax effects, accumulated OCI increased $3.0 billion in 2011 and decreased $3.2 billion and $1.6 billion in 2010 and 2009. In addition, total income tax expense (benefit) does not reflect tax effects associated with the Corporation’s employee stock plans which increased common stock and additional paid-in capital $19 million in 2011 and decreased common stock and additional paid-in capital $98 million and $295 million in 2010 and 2009.
Income tax expense (benefit) for 2011, 2010 and 2009 varied from the amount computed by applying the statutory income tax rate to income (loss) before income taxes. A reconciliation between the expected U.S. federal income tax expense using the federal statutory tax rate of 35 percent to the Corporation’s actual income tax expense (benefit) and resulting effective tax rate for 2011, 2010 and 2009 is presented in the Reconciliation of Income Tax Expense (Benefit) table.

Reconciliation of Income Tax Expense (Benefit)

	2011		2010		2009
(Dollars in millions)	Amount	Percent	Amount	Percent	Amount	Percent
Expected U.S. federal income tax expense (benefit)	$(81)	35.0%	$(463)	35.0%	$1,526	35.0%
Increase (decrease) in taxes resulting from:		(10)%
State tax expense (benefit), net of federal effect	(124)		233	(17.6)	(42)	(1.0)
Change in federal and non-U.S. valuation allowances	(1,102)		(1,657)	125.4	(650)	(14.9)
Subsidiary sales and liquidations	(823)		—	—	(595)	(13.7)
Low-income housing credits/other credits	(800)		(732)	55.4	(668)	(15.3)
Tax-exempt income, including dividends	(614)		(981)	74.2	(863)	(19.8)
Non-U.S. tax differential	(383)		(190)	14.4	(709)	(16.3)
Changes in prior period UTBs (including interest)	(239)		(349)	26.4	87	2.0
Goodwill - impairment and other	1,420		4,508	(341.0)	—	—
Non-U.S. statutory rate reductions	860		392	(29.7)	—	—
Leveraged lease tax differential	121		98	(7.4)	59	1.4
Nondeductible expenses	119		99	(7.5)	69	1.6
Other	(30)		(43)	3.2	(130)	(3.0)
Total income tax expense (benefit)	$(1,676)	n/m	$915	(69.2)%	$(1,916)	(44.0)%

n/m = not meaningful

The reconciliation of the beginning unrecognized tax benefits (UTB) balance to the ending balance is presented in the table below.

Reconciliation of the Change in Unrecognized Tax Benefits

(Dollars in millions)	2011	2010	2009
Beginning balance	$5,169	$5,253	$3,541
Increases related to positions taken during the current year	219	172	181
Positions acquired or assumed in business combinations	—	—	1,924
Increases related to positions taken during prior years (1)	879	755	791
Decreases related to positions taken during prior years (1)	(1,669)	(657)	(554)
Settlements	(277)	(305)	(615)
Expiration of statute of limitations	(118)	(49)	(15)
Ending balance	$4,203	$5,169	$5,253

(1)
The sum per year of positions taken during prior years differs from the $(239) million, $(349) million and $87 million in the Reconciliation of Income Tax Expense (Benefit) table due to temporary items and jurisdictional offsets, as well as the inclusion of interest in the Reconciliation of Income Tax Expense (Benefit) table.

At December 31, 2011, 2010 and 2009, the balance of the Corporation’s UTBs which would, if recognized, affect the Corporation’s effective tax rate was $3.3 billion, $3.4 billion and $4.0 billion, respectively. Included in the UTB balance are some items the recognition of which would not affect the effective tax rate, such as the tax effect of certain temporary differences, the portion of gross state UTBs that would be offset by the tax benefit of the associated federal deduction and the portion of gross non-U.S. UTBs that would be offset by tax reductions in other jurisdictions.
The Corporation files income tax returns in more than 100 state and non-U.S. jurisdictions each year. The IRS and other tax authorities in countries and states in which it has significant business operations examine tax returns periodically (continuously in some jurisdictions). The Tax Examination Status table summarizes the status of significant examinations (U.S. federal unless otherwise noted) for the Corporation and various acquired subsidiaries as of December 31, 2011.

Tax Examination Status

	Years under Examination (1)	Status at December 31, 2011
Bank of America Corporation – U.S.	2001 – 2009	See below
Bank of America Corporation – New York	1999 – 2003	Field examination
Merrill Lynch – U.S.	2004 -- 2008	See below
Various – U.K.	2007 -- 2009	Field examination
Fleet Boston – U.S.	2001 – 2004	In Appeals process

(1)	All tax years subsequent to the years shown remain open to examination.

During 2011, the Corporation and IRS made significant progress toward resolving all federal income tax examinations for Bank of America Corporation tax years through 2009 and Merrill Lynch tax years through 2008. While subject to final agreement, including review by the Joint Committee on Taxation of the U.S. Congress for certain years, the Corporation believes that all federal examinations in the Tax Examination Status table may be concluded during 2012.
Considering all examinations, it is reasonably possible the UTB balance may decrease by as much as $2.6 billion during the next twelve months, since resolved items will be removed from the balance whether their resolution results in payment or recognition. If such decrease were to occur, it likely would primarily result from outcomes consistent with management expectations.
During 2011 and 2010, the Corporation recognized in income tax expense a benefit of $168 million and expense of $99 million for interest and penalties net-of-tax. At December 31, 2011 and 2010, the Corporation’s accrual for interest and penalties that related to income taxes, net of taxes and remittances, was $787 million and $1.1 billion.
Significant components of the Corporation’s net deferred tax assets and liabilities at December 31, 2011 and 2010 are presented in the Deferred Tax Assets and Liabilities table.

Deferred Tax Assets and Liabilities

	December 31
(Dollars in millions)	2011	2010
Deferred tax assets
Net operating loss (NOL) carryforwards	$14,307	$18,732
Allowance for credit losses	11,824	14,659
Accrued expenses	8,340	3,550
Employee compensation and retirement benefits	4,792	3,868
Credit carryforwards	4,510	4,183
State income taxes	2,489	1,791
Security and loan valuations	1,091	427
Capital loss carryforwards	—	1,530
Other	1,654	1,960
Gross deferred tax assets	49,007	50,700
Valuation allowance	(1,796)	(2,976)
Total deferred tax assets, net of valuation allowance	47,211	47,724

Deferred tax liabilities
Long-term borrowings	3,360	3,328
Equipment lease financing	3,042	2,957
Mortgage servicing rights	1,993	4,280
Intangibles	1,894	2,146
Available-for-sale securities	1,811	4,330
Fee income	1,038	1,235
Other	2,074	2,375
Gross deferred tax liabilities	15,212	20,651
Net deferred tax assets	$31,999	$27,073

The 2010 U.S. federal deferred tax asset excludes $56 million related to certain employee stock plan deductions that was recognized and increased additional paid-in capital in 2011.
The table below summarizes the deferred tax assets and related valuation allowances recognized for the net operating loss and tax credit carryforwards at December 31, 2011.

NOL and Tax Credit Carryforwards

(Dollars in millions)	Deferred Tax Asset	Valuation Allowance	Net Deferred Tax Asset	First Year Expiring
Net operating losses – U.S.	$5,088	$—	$5,088	After 2027
Net operating losses – U.K.	8,836	—	8,836	None (1)
Net operating losses – other non-U.S.	383	(251)	132	Various
Net operating losses – U.S. states (2)	1,879	(915)	964	Various
General business credits	2,327	—	2,327	After 2027
Foreign tax credits	2,183	(246)	1,937	After 2017

(1)	The U.K. NOLs may be carried forward indefinitely.

(2)	The NOLs and related valuation allowances for U.S. states before considering the benefit of federal deductions were $2.9 billion and $1.4 billion.

The Corporation concluded that no valuation allowance is necessary to reduce the U.K. NOLs, U.S. NOL and general business credit carryforwards since estimated future taxable income will be sufficient to utilize these assets prior to their expiration. During 2011, the valuation allowance decreased due to the utilization of the remaining acquired capital loss carryforward and increased primarily against net operating loss carryforwards in non-U.S. and state jurisdictions.
At December 31, 2011 and 2010, U.S. federal income taxes had not been provided on $18.5 billion and $17.9 billion of undistributed earnings of non-U.S. subsidiaries earned prior to 1987 and after 1997 that have been reinvested for an indefinite period of time. If the earnings were distributed, an additional $2.5 billion and $2.6 billion of tax expense, net of credits for non-U.S. taxes paid on such earnings and for the related non-U.S. withholding taxes, would have resulted as of December 31, 2011 and 2010.